Note 12 - Income Taxes (Tables)	12 Months Ended
Dec. 31, 2024
Notes Tables
Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
	2024	2023
Federal income tax at statutory rates	21.00%	21.00%
Federal income tax rate reduction	—%	—%
Change in valuation allowance	(21.00)	(21.00)
Effective income tax rate	—%	—%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
	2024	2023
Deferred tax assets (liabilities):
Net operating loss carryforward	$19,519	$16,178
Stock compensation expense	517	471
Research and development tax credit	2,615	2,156
Sec. 174 Research and development expense	4,991	3,207
Property and equipment	482	260
Intangible assets	75	82
Lease liability	192	324
Accrued expenses	327	139
Total gross deferred tax assets	28,718	22,817
Valuation allowance	(28,526)	(22,493)
Right-of-use assets	(192)	(324)
Net deferred tax assets (liabilities)	—	—